UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2012

SYNAGEVA BIOPHARMA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23155	56-1808663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 Spring Street, Suite 520, Lexington, Massachusetts 02421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On November 2, 2011, Tesla Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of Trimeris, Inc., a Delaware corporation (“Trimeris”), completed its previously announced merger (the “Merger”) with and into Synageva BioPharma Corp., a Delaware corporation (“Synageva”). In connection with the completion of the Merger, Trimeris changed its name from “Trimeris, Inc.” to “Synageva BioPharma Corp.” (the “Company”).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of Trimeris are incorporated herein by reference to Exhibit 99.1 to this current report:

1.	Audited Balance Sheets as of December 31, 2010 and 2009;

2.	Audited Statements of Operations for the years ended December 31, 2010 and 2009;

3.	Audited Statements of Stockholders’ Equity for the years ended December 31, 2010 and 2009;

4.	Audited Statements of Cash Flow for the years ended December 31, 2010 and 2009;

5.	Unaudited Condensed Balance Sheets as of September 30, 2011 and December 31, 2010;

6.	Unaudited Condensed Statements of Operations for the Three-Month and Nine-Month Periods ended September 30, 2011 and 2010; and

7.	Unaudited Condensed Statements of Cash Flow for the nine months ended September 30, 2011 and 2010.

The unaudited pro forma condensed combined Statement of Operations of the Company for the year ended December 31, 2011 is incorporated herein by reference to Exhibit 99.2 to this current report.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1

Audited Financial Statements of Trimeris

Balance Sheets as of December 31, 2010 and 2009

Statements of Operations for the Years Ended December 31, 2010 and 2009

Statements of Stockholder’s Equity for the Years Ended December 31, 2010 and 2009

Statements of Cash Flows for the Years Ended December 31, 2010 and 2009

Notes to the Audited Financial Statements

99.2

Unaudited Condensed Financial Statements of Trimeris

Condensed Balance Sheets as of September 30, 2011 and December 31, 2010

Condensed Statements of Operations for the Three-Month and Nine-Month Periods Ended September 30, 2011 and 2010

Condensed Statements of Cash Flow for the Nine Months Ended September 30, 2011 and 2010

Notes to the Unaudited Condensed Financial Statements

99.3	Unaudited Pro Forma Condensed Combined Statement of Operations of Synageva BioPharma Corp. Statement of Operations for the Year Ended December 31, 2011 Notes to the Unaudited Statement of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAGEVA BIOPHARMA CORP.

By:	/s/ Sanj K. Patel
Sanj K. Patel
President and Chief Executive Officer

Date: July 6, 2012

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1

Audited Financial Statements of Trimeris

Balance Sheets as of December 31, 2010 and 2009

Statements of Operations for the Years Ended December 31, 2010 and 2009

Statements of Stockholder’s Equity for the Years Ended December 31, 2010 and 2009

Statements of Cash Flows for the Years Ended December 31, 2010 and 2009

Notes to the Audited Financial Statements

99.2

Unaudited Condensed Financial Statements of Trimeris

Condensed Balance Sheets as of September 30, 2011 and December 31, 2010

Condensed Statements of Operations for the Three-Month and Nine-Month Periods Ended September 30, 2011 and 2010

Condensed Statements of Cash Flow for the Nine Months Ended September 30, 2011 and 2010

Notes to the Unaudited Condensed Financial Statements

99.3	Unaudited Pro Forma Condensed Combined Statement of Operations of Synageva BioPharma Corp. Statement of Operations for the Year Ended December 31, 2011 Notes to the Unaudited Statement of Operations